STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of December 29, 1997 by and among Palomar Medical Technologies, Inc., a Delaware corporation, with headquarters located at 45 Hartwell Avenue, Lexington, Massachusetts 02173 (the "Company"), and Clearwater Fund IV, LLC, a Delaware limited liability company with offices at 611 Druid Road East, Suite 200, Clearwater, Florida, 34616 (the "Buyer").

     WHEREAS:

     A. The Buyer wishes to purchase, in the amounts and upon the terms and conditions stated in this Agreement, shares of the Company's common stock, par value $.01 per share ("PMTI Common Stock"), and shares of Nexar Technologies, Inc. common stock, par value $.01 per share ("Nexar Common Stock"); and

     B. The Company and the Buyer are executing and delivering this Agreement with respect to the issuance of PMTI Common Stock in reliance upon the exemption from securities registration afforded by Sections 4(2) and 4(6) under the Securities Act of 1933, as amended (the "1933 Act") and/or Rule 506 promulgated under Regulation D ("Regulation D") by the United States Securities and Exchange Commission (the "Commission"); and

     C. As further inducement to the Buyer to enter into this Agreement, the parties hereto desire that the Company provide certain registration rights to the Buyer upon the terms and conditions stated in this Agreement.

     NOW THEREFORE, the Company and the Buyer hereby agree as follows:

1.   PURCHASE AND SALE OF PMTI COMMON STOCK AND NEXAR COMMON STOCK.
     -------------------------------------------------------------

     a. Purchase of PMTI Common Stock. The Company shall issue and sell to the Buyer and the Buyer shall purchase 300,000 shares of PMTI Common Stock for an aggregate purchase price of $75,000.

     b. Purchase of Nexar Common Stock. The Company shall sell to the Buyer and the Buyer shall purchase 700,000 shares of Nexar Common Stock for an aggregate purchase price of $1,675,000.

     c. Form of Payment. The Buyer shall pay the purchase price for the shares of PMTI Common Stock and the shares of Nexar Common Stock (the "Purchase Price") by wire transfer of immediately available United States Dollars to the Company on the Closing Date (as defined below). The Company shall promptly deliver to the Buyer (a) a stock certificate, duly executed on behalf of the Company, representing 300,000 shares of PMTI Common Stock (the "PMTI Stock Certificate"),
(b) a stock certificate representing 700,000 shares of Nexar Common Stock, duly endorsed for transfer (the "Nexar Stock Certificate") and (c) a copy of the currently effective registration statement on Form S-1 filed with the Commission, as amended and supplemented to date, registering the resale of all shares of Nexar Common Stock acquired pursuant to this Agreement (the "Nexar Registration Documentation").

     d. Closing Date. The date and time of the issuance and sale of the shares of PMTI Common Stock, the sale of the shares of Nexar Common Stock and the delivery of the Nexar Registration Documentation shall be 5:00 p.m. Eastern Standard Time on December 30, 1997 or such other date and time as may be mutually agreed to by the parties hereto (the "Closing Date"). The Company shall deliver the PMTI Stock Certificate as soon as reasonably practicable after the Closing Date, provided, however, that in no event shall the delivery of said PMTI Stock Certificate occur later than 30 days after the Closing Date.

2.   REGISTRATION RIGHTS
     -------------------

     a.   Best Efforts.

          (i) PMTI agrees to use its commercially reasonable best efforts to amend or supplement its Registration Statement on Form S-3 filed with the Commission on December 12, 1997 so as to cause as quickly as practicable the registration of the resale by the Buyer of all shares of PMTI Common Stock issuable pursuant to this Agreement or otherwise currently owned by the Buyer.

          (ii) PMTI hereby represents and warrants that a registration statement has been filed with the Commission registering the resale of all shares of Nexar Common Stock transferred pursuant to this Agreement, and that said registration statement is currently in effect.

     b. Damage Shares. If either (A) the amended or supplemented Registration Statement which PMTI is required to use its best efforts to file pursuant to
Section 2(a) of this Agreement (the "PMTI Registration Statement") has not been filed on or before the expiration of 30 days from the date hereof; or (B) said PMTI Registration Statement has not been declared effective by the Commission on or before three months from the date hereof, or if, after the PMTI Registration Statement has been declared effective by the Commission, the Buyer cannot make sales pursuant to the PMTI Registration Statement by reason of stop order, PMTI's failure to update the Registration Statement in accordance with the rules and regulations of the Commission or otherwise, or if the PMTI Common Stock is not listed or included for quotation on the National Market of the National Association of Securities Dealers Automated Quotation System ("NASDAQ-NM"), the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX"), or the NASDAQ SmallCap Market ("NASDAQ SmallCap") then, as partial relief for the damages to the Buyer by reason of any such delay in or reduction of its ability to sell its shares of PMTI Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity) PMTI shall issue to the Buyer such additional shares of PMTI Common Stock (the "Damage Shares") equal to 10,000 multiplied by the sum of: (A) the number of months (prorated for partial months) after the expiration of 30 days from the date hereof, prior to the date the PMTI Registration Statement is so filed by PMTI; (B) the number of months (prorated for partial months) after three months from the date hereof, and prior to the date the PMTI Registration Statement is declared effective by the Commission; (C) the number of months (prorated for partial months) that sales cannot be made pursuant to the PMTI Registration Statement (by reason of stop order, PMTI's failure to update the PMTI Registration Statement or otherwise) after the PMTI Registration Statement has been declared effective; and (D) the number of months (prorated for partial months) that the PMTI Common Stock is not listed or included for quotation on the NASDAQ-NM, NYSE, AMEX, or NASDAQ SmallCap after the PMTI Registration Statement has been declared effective; provided, however, that in no event shall the number of Damage Shares issued pursuant to this Section 2 exceed 120,000.

     Notwithstanding anything to the contrary set forth in this Section 2, PMTI shall not be required to keep the PMTI Registration Statement effective for a period greater than six months; provided sales can be made pursuant thereto during such six month period.

3.   BUYER'S REPRESENTATIONS AND WARRANTIES
     --------------------------------------

     The Buyer represents and warrants to the Company that:

          a. Non-Distribution. The Buyer is purchasing the shares of PMTI Common Stock for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof except pursuant to sales registered under the 1933 Act.

          b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

          c. Reliance on Exemptions. The Buyer understands that the shares of PMTI Common Stock are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the shares of PMTI Common Stock.

          d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the aforementioned shares of PMTI Common Stock which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. The Buyer understands that its investment in the PMTI Common Stock involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to its acquisition of such securities.

          e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the aforementioned shares of PMTI Common Stock or the fairness or suitability of the investment in the aforementioned shares of PMTI Common Stock, nor have such authorities passed upon or endorsed the merits of the offering of the aforementioned shares of PMTI Common Stock.

          f. Transfer or Resale. The Buyer understands that (i) except as provided in Section 2 of this Agreement the PMTI Common Stock and the Damage Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities (other than pursuant to Section 2 of this Agreement) under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          g. Legends. The Buyer understands that unless, and until such time as the PMTI Common Stock and the Damage Shares have been registered under the 1933 Act as contemplated by Section 2 of this Agreement, the certificates representing such securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH OR BE EXEMPT FROM APPLICABLE STATE SECURITIES LAWS.

The legend set forth above as it appears on the PMTI Stock Certificate and on any certificate representing the Damage Shares shall be removed and the Company shall issue a certificate without such legend to the holder of such shares of PMTI Common Stock or the Damage Shares upon which it is stamped, if, unless otherwise required by federal or state securities laws, (a) the sale of such shares of PMTI Common Stock or the Damage Shares is registered under the 1933 Act, or (b) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of the shares of PMTI Common Stock or the Damage Shares may be made without registration under the 1933 Act, or (c) such holder provides the Company with reasonable assurances that the shares of PMTI Common Stock or Damage Shares can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

          h. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

          i. Residency. The Buyer is a resident of the United States.

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     ---------------------------------------------

     The Company represents and warrants to the Buyer that:

          a. Organization and Qualification. The Company and each of its subsidiaries are corporations duly organized and existing in good standing under the laws of the jurisdiction in which they are incorporated, except, in the case of any such subsidiaries, as would not have a Material Adverse Effect (as defined below), and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries are duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole.

          b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the aforementioned shares of PMTI Common Stock and the Damage Shares and to sell the aforementioned shares of Nexar Common Stock in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

          c. Issuance of Securities. The aforementioned shares of PMTI Common Stock are duly authorized, validly issued and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. To the best knowledge of the Company, the aforementioned shares of Nexar Common Stock are duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. The Damage Shares, if any, will be duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens and changes with respect to the issue thereof.

          d. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or Bylaws, as amended, as in effect on the date hereof or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company or its subsidiaries is not being conducted, and shall not be conducted through the Registration Period (as defined herein), in violation of any law, ordinance, regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, except as required under the 1933 Act and any applicable state securities laws which have been or shall be duly made.

          e. Commission Documents, Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents (as amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer and referred to in Section 3(d) of this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

          f. Absence of Certain Changes. Since September 30, 1997 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company.

          g. Absence of Litigation. Except as set forth in the SEC Documents for the quarter ended September 30, 1997, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

5.   COVENANTS.
     ---------

          a. Best Efforts. The parties shall use their commercially reasonable best efforts timely to satisfy each of the conditions described in Sections 7 and 8 of this Agreement.

          b. Form D. The Company agrees to file a Form D with respect to the aforementioned shares of PMTI Common Stock, if required, and, if filed to provide a copy thereof to the Buyer promptly after such filing.

          c. Reporting Status. Until the earlier of (i) the date as of which the Buyer may sell all of the aforementioned shares of PMTI Common Stock and the Damage Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which the Buyer has sold all the aforementioned shares of PMTI Common Stock and the Damage Shares (the "Registration Period"), the Company shall file all reports required to be filed with the Commission pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

          d. Use of Proceeds. The Company will use the proceeds from the sale of the aforementioned shares of PMTI Common Stock for the Company's internal working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person except as the Company's board of directors deems necessary in order to develop and commercialize the Company's technology.

          e. Reservation of Shares. The Company shall at times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of PMTI Common Stock and, when required, to provide for the issuance of the Damage Shares.

          f. Listing. The Company shall promptly secure the listing of the aforementioned shares of PMTI Common Stock and, if and when issued, the Damage Shares upon each national securities exchange or automated quotation system, if any, upon which shares of PMTI Common Stock are then listed (subject to official notice of issuance) (the "Stock Exchange") and shall maintain, so long as any other shares of PMTI Common Stock shall be so listed, such listing of all shares of PMTI Common Stock from time to time issuable under the terms of this Agreement.

6.   TRANSFER AGENT INSTRUCTIONS.
     ---------------------------

     The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Damage Shares, if any, in such amounts as the Company may be required to issue pursuant to this Agreement. Prior to registration of the aforementioned shares of PMTI Common Stock and the Damage Shares pursuant to an effective registration statement, all such certificates shall bear the restrictive legend specified in Section 3(g) of this Agreement. Within two (2) business days after the date on which the PMTI Registration Statement is declared effective or in the case of the Damage Shares, any registration statement or amended registration statement covering the resale of such shares is declared effective, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of securities in a timely fashion that complies with the securities settlement procedures for regular way market transactions and any prospectus delivery requirements. The Company warrants that no instruction other than such instructions referred to in this Section 6, and stop transfer instructions to give effect to Section 3(f) hereof, in the case of the shares of PMTI Common Stock and the Damage Shares, prior to registration of the shares of PMTI Common Stock and the Damage Shares under the 1933 Act, will be given by the Company to its transfer agent and that the aforementioned shares of PMTI Common Stock and the Damage Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the aforementioned shares of PMTI Common Stock or the Damage Shares. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration of a resale by the Buyer of any of the shares of PMTI Common Stock and the Damage Shares is not required under the 1933 Act, the Company shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

7.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL AND ASSIGN.
     ---------------------------------------------------------

     The obligation of the Company hereunder to sell and assign PMTI Common Stock and Nexar Common Stock is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          a. The parties shall have executed this Agreement and delivered the same to each other.

          b. The Buyer shall have delivered the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Company.

          c. The representations and warranties of each Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations. and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

8.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.
     ------------------------------------------------

     The obligation of the Buyer to purchase the aforementioned shares of PMTI Common Stock and Nexar Common Stock is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

          a. The parties shall have executed this Agreement and delivered the same to each other.

          b. Until the Closing Date, the PMTI Common Stock shall be authorized for quotation on the NASDAQ-NM, the NYSE, the AMEX or the NASDAQ SmallCap and trading in the Common Stock on such quotation system or exchange, as the case may be, shall not have been suspended by the Commission or otherwise.

          c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

          d. The Company shall have filed the appropriate documents necessary to secure the prompt listing of the aforementioned shares of PMTI Common Stock upon the Stock Exchange and shall have delivered to the Buyer appropriate documentation evidencing the fact that such filing has occurred.

          e. The Company shall have executed and delivered the Nexar Stock Certificate.

          f.  The  Company   shall  have   delivered   the  Nexar   Registration
     Documentation.

9.   GOVERNING LAW:  MISCELLANEOUS.
     -----------------------------

          a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

          b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

          c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          e. Entire Agreement: Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by telefacsimile, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:
                  Palomar Medical Technologies, Inc.
                  45 Hartwell Avenue
                  Lexington, Massachusetts 02173

                  Telephone: (781) 676-7300
                  Telecopy:  (781) 676-7330
                  Attention: Chief Executive Officer

                  With copy to: General Counsel and Director of Finance Palomar Medical Technologies, Inc.
                  45 Hartwell Avenue
                  Lexington, Massachusetts 02173

                  Telephone: (781) 676-7300
                  Telecopy:  (781) 676-7330


     If to the Buyer, at the address on the signature page.

                  With copy to:

                  Rosenman & Colin LLP
                  575 Madison Avenue
                  New York, NY  10022
                  Telephone: (212) 940-8873
                  Telecopy: (212) 940-8776
                  Attention: Todd J. Emmerman, Esq.

Each party shall provide notice to the other party of any change in address.

          g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought). Notwithstanding the foregoing, a Buyer may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company, provided, however, that any such assignment shall not release such Buyer of its obligations hereunder unless such obligations are assumed by such affiliate and the Company has consented to such assignment and assumption.

          h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i. Survival. The representations and warranties of the Company and the Buyer contained in Sections 3, 4(d), 4(e) and 4(f) and the agreements and covenants set forth in Sections 5, 6, 9(g), 9(h), 9(k) and 9(l), and this subsection shall survive the closing.

          k. Publicity. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

          l. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          m. Termination. In the event that the transactions contemplated hereby shall not have occurred within five (5) days after the date hereof, Buyer shall have the right to terminate this Agreement at any time thereafter.

                            (Signature page follows)

     IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


PALOMAR MEDICAL TECHNOLOGIES, INC.



By:  /s/  Louis P. Valente
     -----------------------------
Name:     Louis P. Valente
Its:      Chief Executive Officer
          and President


CLEARWATER FUND IV LLC



By:  /s/  Hans F. Heye
     -----------------------------
Name:     Hans F. Heye
Its:      Managing Member

Address:  c/o Clearwater Funds
          611 Druid Road East
          Suite 200
          Clearwater, FL  33756
          Attn:  Gerard P. Melia